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                                                          Exhibit 10.47(b)


                  ASSIGNMENT AND AMENDMENT OF LOAN AND PROMISSORY NOTES
                  -----------------------------------------------------


      THIS ASSIGNMENT AND AMENDMENT OF LOAN AND PROMISSORY NOTES (this "Assignment and Amendment") is made this 10th day of July, 2002 by Embraer-Empresa Brasileira de Aeronautica S.A., a Brazilian Federal public company, with its main offices in Av. Brig. Faria Lima. 2170, 12227-901. Sao Jose dos Campos, Brazil (the "Assignor"), Embraer Finance Limited, a company duly incorporated and validly existing under the laws of the Cayman Islands (the "Assignee") and Chautauqua Airlines, Inc., a New York corporation ("Chautauqua").

1. ASSIGNMENT OF LOAN. Assignor, for good and valuable consideration, does hereby assign, convey and deliver unto Assignee all of Assignor's right, title and interest in the Junior Loan Agreement with respect to seven EMB-145 model EMB-135KI aircraft dated June 11, 2002 between Chautauqua, as Borrower, and Embraer-Empresa Brasileira de Aeronautica S.A., as Lender (the "Junior Loan Agreement").

2. ASSIGNMENT OF PROMISSORY NOTES. Assignor, for good and valuable consideration, does hereby assign, convey and deliver unto Assignee all of Assignor's right, title and interest in seven (7) promissory notes, issued pursuant to the Junior Loan Agreement and dated as of the date thereof (the "Notes"), made payable by Chautauqua to Assignor, including all rights to payment of principal and interest. Assignor shall surrender the Notes to Chautauqua against issuance of new Notes registered in the name of Assignee.

3. ABSOLUTE ASSIGNMENT. The parties intend that this assignment shall be a present, absolute, irrevocable and unconditional assignment, and shall, immediately upon execution, give Assignee the right to collect all amounts in payment of the principal, interest and all other sums payable under the Junior Loan Agreement and the Notes.

4. ACKNOWLEDGEMENT AND CONSENT TO ASSIGNMENT. By its signature below Chautauqua hereby acknowledges and consents to the assignment hereby effected.

5. AMENDMENT TO JUNIOR LOANS AGREEMENT. A new Section 8.1(k) shall be added to the Junior Loan Agreement as follows:

      "(k)   An "Event of Default" (as defined in any loan agreement referred to below in this section 8.1 (k)) shall have occurred and be continuing under any other loan agreement between Embraer Finance Limited and the Borrower."

6. ASSUMPTION. Assignee hereby assumes all obligations of Assignor under the Junior Loan Agreement and the Notes.

7. APPLICABLE LAW. This Assignment and Amendment shall be governed in all respects by the laws of the State of New York.

8. EFFECTIVENESS. This Assignment and Amendment shall be deemed to be effective as of June 11, 2002.

                              [Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Assigned and
Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                               EMBRAER-EMPRESA BRASILEIRA DE AERONAUTICA S.A.


                               By: /s/ CARLOS ROCHA VILLELA
                                   ------------------------------------------
                                   Name:  Carlos Rocha Villela
                                   Title: Executive Vice-President and
                                          General Counsel


                               By: /s/ PAULO ESTEVAO C. TULLIO
                                   ------------------------------------------
                                   Name:  Paulo Estevao C. Tullio
                                   Title: Sales Financing Manager


                               EMBRAER FINANCE LIMITED


                               By: /s/ CYNTHIA M.F. BENEDETTO
                                   ------------------------------------------
                                   Name:  Cynthia M.F. Benedetto
                                   Title: Finance Director


                               By: /s/ VENUTO FERNANDO GUSSO JR.
                                   ------------------------------------------
                                   Name:  Venuto Fernando Gusso Jr.
                                   Title: CPF: 583.775.499-72


                               CHAUTAUQUA AIRLINES, INC.


                               By: /s/ JAY MAYMUDES
                                   ------------------------------------------
                                   Name:  Jay Maymudes
                                   Title: Vice President